Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of First Indiana Corporation (“First Indiana”), that, to his knowledge:

(1)	the Quarterly Report of First Indiana on Form 10-Q for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of First Indiana.

Date: November 4, 2005	/s/ William J. Brunner

William J. Brunner Vice President, Chief Financial Officer, and Treasurer